Income tax - Deferred taxes, reported in balance sheets (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Income tax
Deferred tax assets	¥ 230,877	$ 31,630	¥ 144,947
Net deferred tax assets	230,877		¥ 144,947
Total amount of undistributed earnings from the PRC subsidiaries for which no withholding tax has been accrued	2,525,172
Unrecognized deferred tax liability	¥ 252,517
Foreign withholding tax rate	10.00%